Exhibit 10.19.2

PROMISSORY NOTE

Principal $8,500,000.00	Loan Date 05-21-2015	Maturity 09-21-2020	Loan No 1075270-100	Call / Coll 82	Account	Officer 2542	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008	Lender:	MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162

Principal Amount: $8,500,000.00	Date of Note: May 21, 2015

PROMISE TO PAY.   Mesa Airlines, Inc. (“Borrower”) promises to pay to MidFirst Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million Five Hundred Thousand & 00/100 Dollars ($8,500,000.00), together with interest on the unpaid principal balance from May 21, 2015, calculated as described in the “INTEREST CALCULATION METHOD” paragraph using an interest rate of 5.163% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section.

PAYMENT.   Borrower will pay this loan in 59 principal payments of $141,666.67 each and one final principal and interest payment of $142,296.31. Borrower’s first principal payment is due October 21, 2015, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 21, 2015, with all subsequent interest payments to be due on the same day of each month after that. Borrower’s final payment due September 21, 2020, will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

ADVANCING TERM LOAN.   This Note evidences an advancing term loan, which allows advances until September 21, 2015. Any sums advanced and repaid may not be re-borrowed or re-advanced. Borrower may only request two advances under this Note. The first advance may be made at the closing of the Loan evidenced by this Note. The initial advance may not exceed the lesser of (1) $8,500,000.00, and (2) 80% of the appraised value (based on an appraisal acceptable to Lender) of the two General Electric aircraft engines with model number: GE CF34-8B1, and with serial numbers: GE-E965504 and GE-E965201. The second advance may be made anytime between the closing of the Loan and September 21, 2015. The second advance may not exceed the lesser of (1) the difference between $8,500,000.00 and the initial advance amount, and (2) 80% of the appraised value (based on an appraisal acceptable to Lender) of the General Electric aircraft engine with model number: GE CF34-8B1, and with serial number: GE- E965250, or another aircraft engine acceptable to Lender. Advances under this Note may be requested either orally or in writing by Borrower or any an Authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Lender are to be directed to lender’s office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Advance Requests must be submitted by 2:00 PM, Central time. The following person or persons are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of such authority: Michael Lotz, President of Mesa Airlines, Inc.

ADDITIONAL REPAYMENT TERMS.   It is understood and agreed that the monthly payments of principal and interest due following the advancing period, shall be calculated based on the total amount advanced (outstanding balance).

INTEREST CALCULATION METHOD.   Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT PENALTY.   Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: Any prepayment by me shall include a prepayment premium equal to (i) five percent (5%) of the unpaid principal balance if prepaid in full during the first Loan year, (ii) four percent (4%) of the unpaid principal balance if prepaid in full during the second Loan year, (iii) three percent (3%) of the unpaid principal balance if prepaid in full during the third Loan year, (iv) two percent (2%) of the unpaid principal balance if prepaid in full during the fourth Loan year, and (v) and one percent (1%) of the unpaid principal balance if prepaid in full during the fifth Loan year. There shall be no prepayment penalty for the remaining term of the loan.

Any partial prepayment by me shall include a prepayment premium equal to (i) five percent (5%) of the amount prepaid during the first Loan year, (ii) four percent (4%) of the amount prepaid during the second Loan year, (iii) three percent (3%) of the amount prepaid during the third Loan year, (iv) two percent (2%) of the amount prepaid during the fourth Loan year, and (v) one percent (1%) of the amount prepaid during the fifth Loan year. There shall be no prepayment penalty for the remaining term of the loan. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full’’, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: MidFirst Bank, P O Box 258832 Oklahoma City, OK 73125-8832.

LATE CHARGE.   If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT.   Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 6.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Any guarantor or Grantor defaults under that certain Credit and Security Agreement, dated June 16, 2014 (as amended, modified or restated, the “Third Party Credit Agreement”), among Mesa Air Group, Inc., as borrower, the lenders named therein, and Obsidian Agency Services, Inc., as administrative agent (together with its successors in interest, “Agent”).

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation all attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Oklahoma.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $10.00 if Borrower makes a payment on Borrower’s loan and the check or other payment order including any preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: aircraft described in an Aircraft Security Agreement dated May 21, 2015.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the financial services rules of J.A.M.S. or its successor in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: MidFirst Bank P O Box 258832 Oklahoma City, OK 73125-8832.

THIRD PARTY CREDIT AGREEMENT. Grantor shall immediately provide copies of any notices or demands Grantor or its affiliates or parent receives from Agent under the Third Party Credit Agreement. Grantor shall promptly notify Lender of any default or event which after notice or cure period will become a default under the Third Party Credit Agreement. Grantor acknowledges that Lender has no opportunity to learn of any defaults under the Third Party Credit Agreement apart from Grantor’s obligations under this provision.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

MESA AIRLINES, INC.
By:	/s/ Michael Lotz
Michael Lotz, President of Mesa Airlines, Inc.

DEPARTMENT OF TRANSPORTATION

FEDERAL AVIATION ADMINISTRATION

FAA AIRCRAFT REGISTRY

P.O. Box 25504

Oklahoma City, Oklahoma 73125

AIRCRAFT ENGINE SECURITY AGREEMENT

NAME & ADDRESS OF DEBTOR/BORROWER: Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008

NAME & ADDRESS OF SECURED PARTY/ASSIGNEE/LENDER: MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162

NAME OF SECURED PARTY’S ASSIGNOR/GRANTOR: Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008	ABOVE SPACE FOR FAA USE ONLY

THIS AIRCRAFT ENGINE SECURITY AGREEMENT dated May ______, 2015, is made and executed between Mesa Airlines, Inc. (“Grantor”) and MidFirst Bank (“Lender”).

GRANT OF SECURITY INTEREST.   For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL.   The word “Collateral” means the following:

(A)    The engines and all avionics, including without limitation the following specifically described engines or avionics or both:

Two (2) General Electric Company model CF34-8C5B1 aircraft engines bearing manufacturer’s serial numbers GE-E965504 (described on the International Registry Manufacturer’s List as GE model CF34-8C1, with free text engine serial number 965504 (and which serial number may also be described on the International Registry Manufacturer’s List if and when the manufacturer makes such serial number available on the International Registry Manufacturer’s List)) and GE-E965201 (described on the International Registry Manufacturer’s List as GE model CF34-8C1 serial number 965201), each with any and all tools, parts, appliances, components, accessories, additions, accessions, replacements, substitutions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines, and any proceeds and products thereof (each an “Engine” and collectively the “Engines”).

(B)    All log books, manuals, flight records, maintenance records, inspection reports, airworthiness certificates, and other historical records or information relating to the Engines, including without limitation the following: all records.

(C)    All attachments, accessions, parts, and additions to and all replacements of and substitutions for any property described above.

(D)    All rents, accounts, chattel paper, general intangibles, and monies, arising out of or related to use, rental, sale, lease, or other disposition of any of the property described in this Collateral section.

(E)    All proceeds (including insurance proceeds) from the sale or other disposition of any of the property described in this Collateral section.

(F)    All Associated Rights (as defined in the Cape Town Convention).

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

DURATION. This Agreement shall remain in full force and effect until such time as the Indebtedness secured hereby, including principal, interest, costs, expenses, attorneys’ fees and other fees and charges, shall have been paid in full, together with all additional sums that Lender may pay or advance on

Grantor’s behalf and interest thereon as provided in this Agreement.

REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Grantor represents, warrants and covenants to Lender at all times while this Agreement is in effect as follows:

Engines. The Engines are either jet propulsion or turbine or piston technology and, in the case of jet propulsion aircraft engines, have at least 1750 lb. of thrust or its equivalent and, in the case of turbine-powered or piston-powered aircraft engines, have at least 550 rated take-off shaft horsepower or its equivalent.

Title. Grantor warrants that Grantor is the lawful owner of the Collateral and holds good and marketable title to the Collateral, free and clear of all Encumbrances except the lien of this Agreement. Grantor qualifies in all respects as a citizen of the United States as defined in the Act. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons. The Collateral is not and will not be registered under the laws of any foreign country, and Grantor is and will remain a citizen of the United States as defined in the Federal Aviation Act of 1958, as amended. Grantor shall promptly consent, or cause its agent to, consent to the registration of the International Interest created hereby with the International Registry. Grantor is an approved registry user under the Registry Procedures with full rights and privileges to access the International Registry.

Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor’s successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

Engines and Log Books. Grantor will keep accurate and complete logs, manuals, books, and records relating to the Collateral, and will provide Lender with copies of such reports and information relating to the Collateral as Lender may reasonably require from time to time.

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. In particular, Grantor will perform, or will cause to be performed, upon Lender’s request, each and all of the following:

(1)    Record, register and file this Agreement, together with such notices, financing statements or other documents or instruments as Lender may request from time to time to carry out fully the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, United States of America and other governmental agencies, either concurrent with the delivery and acceptance of the Collateral or promptly after the execution and delivery of this Agreement.

(2)    Furnish to Lender evidence of every such recording, registering, and filing.

(3)    Execute and deliver or perform any and all acts and things which may be reasonably requested by Lender with respect to complying with or remaining subject to the Applicable Laws.

(4)    At or prior to the time of the making of the loan, Grantor will cause the International Interest to be validly registered with the International Registry and to be searchable at the International Registry. Grantor, at its own expense, shall cause the registration of the International Interest with the International Registry to remain valid and in effect at all times. With respect to any Engine for which the manufacturer, model or serial number has not been made available on the International Registry’s pre-populated manufacturer’s list, Grantor agrees (a) to cause the registration with respect to such Engine to be made manually (also known as, by “free text” method) on the International Registry, (b) to contact, and/or cause the International Registry to contact, the manufacturer and request that such Engine be made available on the International Registry’s pre-populated manufacturer’s list, and (c) once such Engine is indeed made available on the international Registry’s pre-populated manufacturer’s list, to cause the registration(s) to be made with respect to the Engine on the International Registry’s pre- populated manufacturer’s list.

Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interests granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

Removal of the Collateral. Except for routine use, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Inspection of Collateral. At any reasonable time, on demand by Lender, Grantor shall cause the Collateral (including the logs, books, manuals, and records comprising the Collateral) to be exhibited to Lender (or persons designated by Lender) for purposes of inspection and copying.

Maintenance, Repairs, Inspections, and Licenses. Grantor, at its expense, shall do, or cause to be done, in a timely manner with respect to the Collateral each and all of the following:

(1)    Grantor shall maintain and keep the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted.

(2)    Grantor shall maintain and keep the Engines in good order and repair and in airworthy condition in accordance with the requirements of each of the manufacturers’ manuals and mandatory service bulletins and each of the manufacturers’ non-mandatory service bulletins which relate to airworthiness.

(3)    Grantor shall replace any and all parts, appliances, instruments or accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use.

(4)    Grantor shall cause to be performed, on all parts of the Engines, all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers’ service bulletins relating to airworthiness, the compliance date of which shall occur while this Agreement is in effect.

(5)    Grantor shall be responsible for all required inspections of the Engines and licensing or re-licensing of the Engines in accordance with all applicable FAA and other governmental requirements. Grantor shall at all times cause any aircraft on which the Engines are installed or to be used to have on board and In a conspicuous location a current Certificate of Airworthiness issued by the FAA.

(6)    All inspections, maintenance, modifications, repairs, and overhauls of the Engines (including those performed on any components, appliances, accessories, instruments, or equipment) shall be performed by personnel authorized by the FAA to perform such services.

(7)    If any Engine, component, appliance, accessory, instrument, equipment or part of any Engine shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, Grantor may:

(a)    Install on or in the Engine such items of substantially the same type in temporary replacement of those then installed on the Engine, pending overhaul or repair of the unsatisfactory item; provided, however, that such replacement items must be in such a condition as to be permissible for use upon the Engine in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that Grantor at all times must retain unencumbered title to any and all items temporarily removed; or

(b)    Install on or in the Engine such items of substantially the same type and value in permanent replacement of those then installed on the Engine; provided, however, that such replacement items must be in such condition as to be permissible for use upon the Engine in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that Grantor must first comply with each of the requirements below.

(8)    In the event Grantor shall be required or permitted to install upon any Engine, components, appliances, accessories, instruments, equipment or parts in permanent replacement of those then installed on such Engine, Grantor may do so provided that, in addition to any other requirements of this Agreement:

(a)    Lender is not divested of its security interest in and lien upon any item removed from the Engine and that no such removed item shall be or become subject to the lien or claim of any person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which, upon its being installed or attached to the Engine, is validly vested in Grantor, free and clear of all liens and claims, of every kind or nature, of all persons other than Lender;

(b)    Grantor’s title to every substituted item shall immediately be and become subject to the security interests and liens of Lender and each of the provisions of this Agreement, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted in this Agreement; and

(c)    If an item is removed from the Engine and replaced in accordance with the requirements of this Agreement, and if the substituted item satisfies the requirements of this Agreement, including the terms and conditions above, then the item which is removed shall thereupon be free and clear of the security interests and liens of Lender.

(9)    In the event that any component, appliance, accessory, instrument, equipment or part is installed upon the Engine, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Engine.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon the Note, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances and regulations of the FAA and all other governmental authorities applicable to the use, operation, maintenance, overhauling or condition of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized. Without limiting the foregoing, Grantor agrees that at no time during the effectiveness of this Agreement shall the Collateral be operated in, located in, or relocated to, any jurisdiction, unless the Cape Town Convention or Geneva Convention (together with necessary enacting rules and regulations) or some comparable treaty, rules and regulations satisfactory to Lender shall be in effect in such jurisdiction and any notices, financing statements, documents, or instruments necessary or required, in the opinion of Lender, to be filed in such jurisdiction shall have been filed and file stamped copies thereof shall have been furnished to Lender. Notwithstanding the foregoing, at no time shall the Collateral be operated in or over any area which may expose Lender to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention; nor may the Collateral be used in any manner which is or may be declared to be illegal and which may thereby render the Collateral liable to confiscation, seizure, detention or destruction.

Records Maintenance. Grantor shall maintain records relating to the Engines in accordance with FAA rules and regulations and from time to time make such records available for inspection by Lender and its duly authorized agents.

Maintenance of Casualty Insurance. Grantor shall procure and maintain at all times all risks insurance on the Collateral, including without limitation fire, theft, liability and hull insurance, and such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Grantor and Lender as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation and condition of the Engines, and further containing a broad form contractual liability endorsement covering Grantor’s obligations to indemnify Lender as provided under this Agreement. Such policies of insurance must also contain a provision, in form and substance acceptable to Lender, prohibiting cancellation or the alteration of such insurance without at least three (3) days prior written notice to Lender of such intended cancellation or alteration. Such insurance policies also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Grantor agrees to provide Lender with originals or certified copies of such policies of insurance. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the indebtedness, Grantor will provide Lender with such lender’s loss payable or other endorsements as Lender may require. Grantor shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained under this Agreement or for any purpose excepted or exempted from or contrary to the insurance policies, nor shall Grantor do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor’s obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over the lien of this Agreement.

Notice of Encumbrances and Events of Default. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, or claim relating to the Collateral. Grantor additionally agrees to immediately notify Lender in writing upon the occurrence of any Event of Default, or event that with the passage of time, failure to cure, or giving of notice, may result in an Event of Default under any of Grantor’s obligations that may be secured by any presently existing or future Encumbrance, or that may result in an Encumbrance affecting the Collateral, or should the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

PROHIBITIONS REGARDING COLLATERAL. Grantor represents, warrants and covenants to Lender while this Agreement remains in effect as follows:

Transactions Involving Collateral. Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber, lease or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, lease or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests and lease interests even if junior in right to the security interests granted under this Agreement, in the event Grantor desires to lease any Engine for use by a party other than Grantor, Grantor agrees that such lease shall be made the subject of a lease agreement entered into with the respective lessee(s), which shall be collaterally assigned to Lender under a collateral assignment of lease agreement and lessee consent (the “Lease Instruments”), all under written instruments in form and substance as may then be satisfactory to Lender (and subject to Lender’s opportunity to review and comment in advance of their execution; and the form of which collateral assignment of lease agreement and lessee consent the Lender may provide, in Lender’s sole discretion) and in a form that is recordable with the FAA and which supports the registration of International Interests pertaining thereto to be registered on the International Registry (including, without limitation, an International Interest pertaining to the lease agreement (with the right to discharge same transferred to Lender) and assignments of International Interests pertaining to the collateral assignment of lease agreement in favor of Lender); and, furthermore, Grantor agrees to cause such Lease Instruments to be filed with the FAA for recordation, to deliver to Lender (at Lender’s request) an original counterpart of such Lease for Lender to possess, to make any filings or registrations under local law (including, without limitation, any filings of financing statements under the Uniform Commercial Code), and to deliver all other documents or take all other actions reasonably requested by Lender to perfect the collateral assignment of the lease as it pertains to such Engine in favor of Lender under all Applicable Laws. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender, and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

No Removal of Parts. Except as permitted or required in the section of this Agreement titled “Maintenance, Repairs, Inspections, and Licenses,” Grantor shall not remove or permit the removal of any parts, accessories, avionics or equipment from an Engine without replacing the same with comparable parts, accessories, avionics and equipment acceptable to Lender and the Engine’s manufacturer and insurer.

Future Encumbrances. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against the Collateral, or any part or parts thereof, in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of airport authorities, mechanics, laborers, materialmen, suppliers and others incurred in connection with the use, operation, storage, maintenance and repair of the Engines so that no Encumbrance may attach to or be filed against the Engines or other Collateral. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any Encumbrances that may affect the Collateral at any time.

GRANTOR’S RIGHT TO POSSESSION. Until default, Grantor shall have the possession and beneficial use of the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default. If Lender is required by law to give Grantor notice before or after Lender makes an expenditure, Grantor agrees that notice sent by regular mail at least five (5) days before the expenditure is made or notice delivered two (2) days before the expenditure is made is sufficient, and that notice within sixty (60) days after the expenditure is made is reasonable.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Any guarantor or Grantor defaults under that certain Credit and Security Agreement, dated June 16, 2014 (as amended, modified or restated, the “Third Party Credit Agreement”), among Mesa Air Group, Inc., as borrower, the lenders named therein, and Obsidian Agency Services, Inc., as administrative agent (together with its successors in interest, “Agent”).

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oklahoma Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise dispose of the Collateral. Unless the Collateral in whole or in part is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made. Notwithstanding any other provision of this Agreement, any requirement of notice for this purpose shall be met if notice is provided at least ten (10) days before sale or other disposition or action. Lender shall be entitled to, and Grantor shall be liable for, all reasonable costs and expenditures incurred in realizing on Lender’s security interest, including without limitation, all court costs, fees for sale, selling costs and reasonable attorneys’ fees as set forth in the Note or in this Agreement. All such costs shall be secured by the security interest in the Collateral covered by this Agreement.

Appoint Receiver. In any action by Lender for the foreclosure of this Agreement, whether by judicial foreclosure or power of sale, Lender shall be entitled to the appointment of a receiver upon any failure of Grantor to comply with any term, obligation, covenant, or condition contained in this Agreement, the Note, or any Related Documents.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time, and the Cape Town Convention, including Articles 8, 9, 10, 12 and 13 of the Cape Town Convention and Articles IX and XIII of the Aircraft Protocol. Grantor acknowledges and agrees that, notwithstanding Lender’s exercise of any such rights and remedies, Grantor shall be liable for all amounts due hereunder and under the Note and Related Documents. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

INDEMNIFICATION OF LENDER.   Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender’s attorneys’ fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. All prior and contemporaneous representations and discussions concerning such matters either are included in this document or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Agreement, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Grantor’s obligations under this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration.   Grantor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the financial services rules of J.A.M.S. or its successor in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses.   Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Oklahoma.

Notices.   To the extent permitted by applicable law, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. To the extent permitted by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Severability.   If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns.  Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Third Party Credit Agreement. Grantor shall immediately provide copies of any notices or demands Grantor or its affiliates or parent receives from Agent under the Third Party Credit Agreement. Grantor shall promptly notify Lender of any default or event which after notice or cure period will become a default under the Third Party Credit Agreement. Grantor acknowledges that Lender has no opportunity to learn of any defaults under the Third Party Credit Agreement apart from Grantor’s obligations under this provision.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the United States Code and Regulations thereunder dealing with or involving aircraft engines, commercial instruments relating to such aircraft engines, and in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Aircraft Engine Security Agreement, as this Aircraft Engine Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Aircraft Engine Security Agreement from time to time.

Aircraft Protocol. The words “Aircraft Protocol” mean the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment adopted on November 16, 2001.

Applicable Laws. The words “Applicable Laws” mean all applicable laws, rules and regulations of the United States, including without limitation the Cape Town Convention and the Geneva Convention, and states, territories and political subdivisions thereof, of any foreign government or agency thereof, and of any other governmental body.

Borrower. The word “Borrower” means Mesa Airlines, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Cape Town Convention. The words “Cape Town Convention” mean, collectively, the Aircraft Protocol and the Convention, in each case, as ratified and in effect in any applicable jurisdiction (including any modifications to the official English language text as a result of such ratification).

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Convention. The word “Convention” means the official English language text of the Convention on International Interests in Mobile Equipment, adopted on November 16, 2001.

Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Encumbrance. The word “Encumbrance” means any and all presently existing or future mortgages, liens, leases, privileges and other contractual and statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

FAA. The word “FAA” means the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

Geneva Convention. The words “Geneva Convention” mean the Convention on the International Recognition of Rights in Aircraft made at Geneva, Switzerland on June 19,1948, (effective September 17, 1953), together with the necessary enacting rules and regulations promulgated by any particular signatory country.

Grantor. The word “Grantor” means Mesa Airlines, Inc..

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word “Indebtedness” means the indebtedness and all obligations, now or in the future, evidenced by the Note or Related Documents, including, without limitation, all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

International Interest. The words “International Interest” mean an “international interest” as defined in the Cape Town Convention.

International Registry. The words “International Registry” mean the “International Registry” as defined in the Cape Town Convention.

Lender. The word “Lender” means MidFirst Bank, its successors and assigns.

Note. The word “Note” means the Note dated May 11, 2015 and executed by Mesa Airlines, Inc. in the principal amount of $8,500,000.00, together with all renewals of, extensions of, modifications of, amendments of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Registry Procedures. The words “Registry Procedures” mean the official English language text of the International Registry Procedures issued by the Supervisory Authority (as defined in the Convention) pursuant to the Aircraft Protocol.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents (including, without limitation, all renewals, extensions, modifications, amendments, refinancings, consolidations, substitutions thereto), whether now or hereafter existing, executed in connection with the Indebtedness.

[Signature page follows.]

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AIRCRAFT ENGINE SECURITY AGREEMENT AND GRANTOR AGREES TO ITS TERMS. THIS AIRCRAFT ENGINE SECURITY AGREEMENT IS DATED MAY ____, 2015.

GRANTOR:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
Michael Lotz, President of Mesa Airlines, Inc.

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll 82	Account	Officer 2542	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008	Lender:	MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162
Guarantor:	Mesa Air Group, Inc. 410 N 44th St Phoenix, AZ 85008

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and

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exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness (H) to assign or transfer this Guaranty in whole or in part; (I) to exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (J) to settle or compromise any Indebtedness; and (K) to subordinate the payment of all or any part of any Indebtedness of Borrower to Lender to the payment of any liabilities which may be due Lender or others.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements. 1. Guarantor and its Subsidiaries will provide to Lender, on an annual basis, an audited balance sheet and statement of income and expenses, due within 120 days of the year end, beginning September 30, 2015.

2. Guarantor and its Subsidiaries will provide to Lender, on a quarterly basis, a company prepared balance sheet and statement of income and expenses, due within 45 days of each quarter end, beginning March 31, 2015.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness; or (G) by any failure, neglect, or omission by Lender to perfect in any manner the collection of the Indebtedness or the security given therefor, including the failure or omission to seek a deficiency judgment against Borrower. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor

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authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. All prior and contemporaneous representations and discussions concerning such matters either are included in this document or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Guaranty, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Guarantor’s obligations under this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. To the extent permitted by applicable law, any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. To the extent permitted by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

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Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means Mesa Airlines, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Mesa Air Group, Inc., and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means MidFirst Bank, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 21, 2015.

GUARANTOR: MESA AIRGROUP, INC. By: /s/ Michael Lotz Michael Lotz, President of Mesa Airlines, Inc. Signed, acknowledged, and delivered in the presence of: X Witness

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Principal	Loan Date	Maturity	Loan No	Call / Coll 82	Account	Officer 2542	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008	Lender:	MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162
Guarantor:	Mesa Air Group Airline Inventory Management, L.L.C. 410 N 44th St Phoenix, AZ 85008

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree

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Loan No: 1075270-100	(Continued)	Page 2

not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness (H) to assign or transfer this Guaranty in whole or in part; (I) to exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (J) to settle or compromise any Indebtedness; and (K) to subordinate the payment of all or any part of any Indebtedness of Borrower to Lender to the payment of any liabilities which may be due Lender or others.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness; or (G) by any failure, neglect, or omission by Lender to perfect in any manner the collection of the Indebtedness or the security given therefor, including the failure or omission to seek a deficiency judgment against Borrower. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time

COMMERCIAL GUARANTY
Loan No: 1075270-100	(Continued)	Page 3

to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. All prior and contemporaneous representations and discussions concerning such matters either are included in this document or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Guaranty, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Guarantor’s obligations under this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. To the extent permitted by applicable law, any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. To the extent permitted by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means Mesa Airlines, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

COMMERCIAL GUARANTY
Loan No: 1075270-100	(Continued)	Page 4

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Mesa Air Group Airline Inventory Management, L.L.C., and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means MidFirst Bank, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 21, 2015.

GUARANTOR:

MESA AIRGROUP AIRLINE INVENTORY MANAGEMENT, LLC

MESA AIRLINES, INC., Member of Mesa Air Group Airline Inventory Management, L.L.C.

By:  /s/ Michael Lotz

      Michael Lotz, President of Mesa Airlines, Inc.

Signed, acknowledged, and delivered in the presence of:

X

  Witness

CUSTOMER INFORMATION PROFILE			Mesa Airlines, Inc.

CUSTOMER INFORMATION

Customer Name:	Mesa Airlines, Inc.

Customer Type:	Corporation

Street Address:	410 N 44th St	Mailing Address:

Phoenix, AZ 85008
Primary Phone Number:

IDENTIFICATION

Taxpayer ID: 85-0444800		☐ Taxpayer ID Applied For

Primary ID:		Secondary ID:

ID Number:		ID Number:
Issue Date:		Issue Date:
Issued By:		Issued By:

ACCOUNT INFORMATION

Branch Location: 252 Location: Commercial – Arizona

Bank Rep. Name: Owens, Geneva

Product Type	Loan Number		Opening Date

Commercial - All Business Assets	1075270-100		05-21-2015

RESULTS OF DOCUMENTARY VERIFICATION
☐ Customer’s Identity has been verified using the above described identification documents Verification Method:

☐ Unable to verify customer’s identity Explanation and resolution of discrepancies:

ADDITIONAL CIP INFORMATION Email Address: Is Customer already CIP Compliant?:

*************************************************************************************************************************************************************************

Instructions for Use of This Form by MidFirst Bank Employees or Representatives

    Please complete this form using the following steps:

        1) Verify that any pre-filled information is correct by comparing it to the required customer identification documents or IDs for the individual listed above

        2) Make any necessary corrections and complete the missing information.

        3) Have the individual read the disclosure below and initial on the line.

        4) Sign and date the form in the verification section below

*************************************************************************************************************************************************************************

IMPORTANT NOTICE ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government to fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that allows us to identify you. We may also ask to see your driver’s license or other identifying documents.

__________________

Borrower Initials

VERIFICATION CONDUCTED BY
	(Employee Name)	(Date)
MidFirst Bank

CUSTOMER INFORMATION PROFILE			Mesa Air Group, Inc.
CUSTOMER INFORMATION

Customer Name:	Mesa Air Group, Inc.

Customer Type:	Corporation

Street Address:	410 N 44th St	Mailing Address:

Phoenix, AZ 85008
Primary Phone Number:

IDENTIFICATION

Taxpayer ID: 85-0302351		☐ Taxpayer ID Applied For

Primary ID:		Secondary ID:

ID Number:		ID Number:
Issue Date:		Issue Date:
Issued By:		Issued By:

ACCOUNT INFORMATION
Branch Location: 252 Location: Commercial – Arizona
Bank Rep. Name: Owens, Geneva

Product Type	Loan Number		Opening Date

Commercial - All Business Assets	1075270-100		05-21-2015

RESULTS OF DOCUMENTARY VERIFICATION
☐ Customer’s Identity has been verified using the above described identification documents Verification Method:

☐ Unable to verify customer’s identity Explanation and resolution of discrepancies:

ADDITIONAL CIP INFORMATION

Email Address:

Is Customer already CIP Compliant?:

*************************************************************************************************************************************************************************

Instructions for Use of This Form by MidFirst Bank Employees or Representatives

Please complete this form using the following steps:

1) Verify that any pre-filled information is correct by comparing it to the required customer identification documents or IDs for the individual listed above

2) Make any necessary corrections and complete the missing information.

3) Have the individual read the disclosure below and initial on the line.

4) Sign and date the form in the verification section below

*************************************************************************************************************************************************************************

IMPORTANT NOTICE ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government to fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that allows us to identify you. We may also ask to see your driver’s license or other identifying documents.

_________________

Borrower Initials

VERIFICATION CONDUCTED BY
	(Employee Name)	(Date)
MidFirst Bank

CUSTOMER INFORMATION PROFILE		Mesa Air Group Airline Inventory Management, L.L.C.

CUSTOMER INFORMATION
Customer Name:	Mesa Air Group Airline Inventory Management, L.L.C.

Customer Type:	Limited Liability Company

Street Address:	410 N 44th St	Mailing Address:

Phoenix, AZ 85008
Primary Phone Number:

IDENTIFICATION

Taxpayer ID: 48-1292015		☐ Taxpayer ID Applied For

Primary ID:		Secondary ID:

ID Number:		ID Number:
Issue Date:		Issue Date:
Issued By:		Issued By:

ACCOUNT INFORMATION
Branch Location: 252 Location: Commercial – Arizona
Bank Rep. Name: Owens, Geneva

Product Type	Loan Number		Opening Date

Commercial - All Business Assets	1075270-100		05-21-2015

RESULTS OF DOCUMENTARY VERIFICATION
☐ Customer’s Identity has been verified using the above described identification documents Verification Method:

☐ Unable to verify customer’s identity Explanation and resolution of discrepancies:

ADDITIONAL CIP INFORMATION

Email Address:

Is Customer already CIP Compliant?:

*************************************************************************************************************************************************************************

Instructions for Use of This Form by MidFirst Bank Employees or Representatives

Please complete this form using the following steps:

1) Verify that any pre-filled information is correct by comparing it to the required customer identification documents or IDs for the individual listed above

2) Make any necessary corrections and complete the missing information.

3) Have the individual read the disclosure below and initial on the line.

4) Sign and date the form in the verification section below

*************************************************************************************************************************************************************************

IMPORTANT NOTICE ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government to fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that allows us to identify you. We may also ask to see your driver’s license or other identifying documents.

_________________

Borrower Initials

VERIFICATION CONDUCTED BY
	(Employee Name)	(Date)
MidFirst Bank

AGREEMENT TO PROVIDE INSURANCE

Loan No: 1075270-100	(Continued)	Page 1

INSURANCE REQUIREMENTS. Grantor, Mesa Airlines, Inc. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:

Two (2) General Electric Company model CF34-8C5B1 aircraft engines bearing manufacturer’s serial numbers GE-E965504 (described on the International Registry Manufacturer’s List as GE model CF34-8C1, with free text engine serial number 965504 (and which serial number may also be described on the International Registry Manufacturer’s List if and when the manufacturer makes such serial number available on the International Registry Manufacturer’s List)) and GE-E965201 (described on the International Registry Manufacturer’s List as GE model CF34-8C1 serial number 965201), each with any and all tools, parts, appliances, components, accessories, additions, accessions, replacements, substitutions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines, and any proceeds and products thereof (each an “Engine” and collectively the “Engines”).

Type: All risks, including on ground and in flight coverages.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 3 days prior written notice to Lender.

Deductibles: $1,000.00.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

MidFirst Bank

11001 N Rockwell Ave

Oklahoma City, OK 73162

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of May 21, 2015, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSUFWJCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MAY 21, 2015.

GRANTOR:

MESA AIRLINES, INC.

By:	/s/Michael Lotz
Michael Lotz, President of Mesa Airlines, Inc.

AGREEMENT TO PROVIDE INSURANCE

Loan No: 1075270-100	(Continued)	Page 2

FOR LENDER USE ONLY INSURANCE VERIFICATION

DATE:	PHONE

AGENT’S NAME:

AGENCY:

ADDRESS:

INSURANCE COMPANY:

POLICY NUMBER:

EFFECTIVE DATES:
______________________________________________________________________________________________

COMMENTS:
_____________________________________________________________________________________________

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $8,500,000.00	Loan Date 05-21-2015	Maturity 09-21-2020	Loan No 1075270-100	Call / Coll 82	Account	Officer 2542	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008			Lender:	MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162

LOAN TYPE.  This is a Fixed Rate (5.163%) Nondisclosable Loan to a Corporation for $8,500,000.00 due on September 21, 2020.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Reimbursement for purchase of 3 refurbished GE airplane engines.

DISBURSEMENT INSTRUCTIONS.   Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $8,500,000.00 as follows:

Other Disbursements:	$8,444,517.00
$5,509,157.00 Initial Advance
$2,935,360.00 Undisbursed Funds for 3rd Engine Purchase

Other Charges Financed:	$55,483.00
$42,500.00 Loan Origination Fee
$83.00 UCC Filing Fee
$5,150.00 Appraisal
$7,500.00 Attorney Fees
$50.00 UCC Termination
$50.00 UCC Continuation
$150.00 Documentation Preparation Fee

Note Principal:	$8,500,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 21, 2015.

BORROWER:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
Michael Lotz, President of Mesa Airlines, Inc.

NOTICE OF FINAL AGREEMENT

Principal $8,500,000.00	Loan Date 05-21-2015	Maturity 09-21-2020	Loan No 1075270-100	Call / Coll 82	Account	Officer 2542	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Mesa Airlines, Inc. 410 N 44th St Phoenix, AZ 85008			Lender:	MidFirst Bank Location: Commercial – Arizona 11001 N Rockwell Ave Oklahoma City, OK 73162

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a Fixed Rate (5.163%) Nondisclosable Loan to a Corporation for $8,500,000.00 due on September 21, 2020,

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: Mesa Airlines, Inc.

- LLC Resolution: Mesa Air Group Airline Inventory Management, L.L.C.

- Promissory Note

- OK Commercial Guaranty: Mesa Air Group, Inc.

- Aircraft Security Agreement: Two (2) General Electric Company model CF34-8C5B1 aircraft engines bearing manufacturer’s serial numbers GE-E965504 (described on the International Registry Manufacturer’s List as GE model CF34-8C1, with free text engine serial number 965504 (and which serial number may also be described on the International Registry Manufacturer’s List if and when the manufacturer makes such serial number available on the International Registry Manufacturer’s List)) and GE-E965201 (described on the International Registry Manufacturer’s List as GE model CF34-8C1 serial number 965201), each with any and all tools, parts, appliances, components, accessories, additions, accessions, replacements, substitutions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines, and any proceeds and products thereof (each an “Engine” and collectively the “Engines”)

- National UCC Instructions 04/20/11

- Agreement to Provide Insurance

- Notice of Final Agreement

- Corporate Resolution: Mesa Air Group, Inc.

- Resolution of Corporate LLC Member: Mesa Airlines, Inc.

- Business Loan Agreement

- OK Commercial Guaranty: Mesa Air Group Airline Inventory Management, L.L.C.

- FAA Entry Point Filing Form: Two (2) General Electric Company model CF34-8C5B1 aircraft engines bearing manufacturer’s serial numbers GE-E965504 (described on the International Registry Manufacturer’s List as GE model CF34-8C1, with free text engine serial number 965504 (and which serial number may also be described on the International Registry Manufacturer’s List if and when the manufacturer makes such serial number available on the International Registry Manufacturer’s List)) and GE-E965201 (described on the International Registry Manufacturer’s List as GE model CF34-8C1 serial number 965201), each with any and all tools, parts, appliances, components, accessories, additions, accessions, replacements, substitutions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines, and any proceeds and products thereof (each an “Engine” and collectively the “Engines”)

- NV National UCC Financing Statement (Rev. 04/20/11): Collateral owned by Mesa Airlines, Inc.

- National UCC Addendum Instructions 04/20/11

- Disbursement Request and Authorization

Parties.   The term “Parties” means MidFirst Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:         Mesa Airlines, Inc.

Grantor(s):         Mesa Airlines, Inc.

Guarantor 1:       Mesa Airlines, Inc.

Guarantor 2:       Mesa Air Group Airline Inventory Management, L.L.C.

NOTICE OF FINAL AGREEMENT

Loan No: 1075270-100	(Continued)	Page 2

Each Party who signs below, other than MidFirst Bank, acknowledges, represents, and warrants to MidFirst Bank that it has received, read and understood this Notice of Final Agreement. This Notice Is dated May 21, 2015.

BORROWER:

MESA AIRLINES, INC.

By:  /s/ Michael Lotz

    Michael Lotz, President of Mesa Airlines, Inc.

GUARANTOR:

MESA AIR GROUP, INC.

By:  /s/ Michael Lotz

     Michael Lotz, President of Mesa Air Group, Inc.

GUARANTOR

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

MESA AIRLINES, INC., Mesa Air Group Airline Inventory Management, L.L.C.

By:  /s/ Michael Lotz

    Michael Lotz, President of Mesa Airlines, Inc.

LENDER:

MIDFIRST BANK

X  /s/ Ryan Helm

     Ryan Helm, First Vice President